Q4 2018 Investor Presentation

Forward Looking Statements • Certain information contained in this presentation, particularly information regarding future economic performance, finances, and expectations and objectives of management constitutes forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are generally contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or similar expressions. Our forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ materially from those projected or implied by the forward-looking statement. • Forward-looking statements are based on current expectations and assumptions and currently available data and are neither predictions nor guarantees of future events or performance. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K. Nothing in this presentation should be regarded as a representation by any person that these targets will be achieved and the Company undertakes no duty to update its targets. • Regulation G This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Dunkin’ Brands Group, Inc. business and its performance. These measure should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of non-GAAP amounts to the relevant GAAP amount are available on www.investor.dunkinbrands.com.

ASSET-LIGHT 70 100% YEARS OF BRAND SIGNIFICANT U.S. & FRANCHISED GLOBAL CHANNEL HERITAGE GLOBAL GROWTH BUSINESS OPPORTUNITIES OPPORTUNITY Dunkin’ Brands is unique in the QSR space

% 17% 77 OF 2018 OF 2018 SEGMENT SEGMENT REVENUE REVENUE 6% OF 2018 SEGMENT REVENUE

FY 2018 PERFORMANCE HIGHLIGHTS

+0.6%
DUNKIN' U.S. COMPS

+278
DUNKIN' U.S. NET DEVELOPMENT

+392
GLOBAL NET UNIT DEVELOPMENT

FY 2018 FINANCIAL HIGHLIGHTS

~$12B
TOTAL SYSTEMWIDE SALES

+3.6%
REVENUE GROWTH

+5.7%
ADJUSTED OPERATING INCOME GROWTH

+40%
DILUTED ADJUSTED EPS GROWTH

DNKN

DEFENSIVE, PREDICTABLE BUSINESS MODEL


DD
DD

5

Dunkin’ U.S.

Dunkin’ is a Brand that can Win 13 consecutive 5 billion+ cups of years of being 9,400+ Dunkin’ coffee named #1 (1) U.S. Stores consumed in 2018 Coffee chain by consumers (2) #1 seller of total drip coffee #2 seller of iced espresso ~$8.8B #1 seller of iced brewed coffee #2 seller of breakfast U.S. Systemwide #1 seller of donuts sandwiches #1 seller of bagels (3) #2 seller of muffins (3) Sales in 2018 Broad DD product accessibility: Ready-to-drink bottled iced coffee, 6-years of growth in ready-to-drink espresso, K-cups, and breakfast sandwich servings bagged coffee in grocery and retail (1) Total cups coffee in U.S. restaurants and CPG channels (2) Source: Brand Keys, Dunkin’ named #1 brand for Customer Loyalty in the Out-Of-Home Coffee category, and #1 brand in the Packaged Coffee category (3) Source: The NPD Group/CREST for the year ending December 2018 in QSR; Breakfast sandwich servings include burritos

OUR FOCUS: BEVERAGE-LED, ON-THE-GO

PROFITABLE
Unparalleled Convenience
Restaurant Excellence
Menu Innovation
DD
Brand Relevance
BLUEPRINT FOR GROWTH:
MOST LOVED
BEVERAGE-LED
ON-THE-GO BRAND
MODERN
RELEVANT

Menu Innovation

BEVERAGE-LED INNOVATION TO FUEL GROWTH GROW AND PROTECT THE CORE EXPAND PRODUCT INNOVATION OFFER CONSISTENT, COMPELLING VALUE CREATE SECOND DAYPART 11

Unparalleled Convenience

DEDICATED TO PROVIDING GUESTS WITH UNPARALLELED CONVENIENCE LEVERAGING PARTNERSHIPS DRIVING MOBILE AND EXPANDING DELIVERY TO GROW CPG DIGITAL INNOVATION THROUGH PARTNERSHIPS BROAD ACCESSIBILITY ON-THE-GO SUPER CONVENIENCE 13

LEVERAGING CPG TO BUILD BRAND BEYOND TRADITIONAL FOUR WALLS BREW-AT-HOME BREWED GRAB AND GO NEW PARTNERSHIPS CONVENIENCE ON-THE-GO AND OCCASIONS $900M+* IN CPG RETAIL SALES IN 2018, INCLUDING $155M IN READY-TO-DRINK BOTTLED ICED COFFEE 14 *Represents total retail sales in CPG across Dunkin’ and Baskin-Robbins brands

MOBILE AND DIGITAL INNOVATION ~10M 12% DD PERKS LOYALTY DD PERKS LOYALTY MEMBERS TOTAL MEMBER SPEND* 3% 80% ON-THE-GO MOBILE ON-THE-GO ORDERING** RETRIAL RATE *Represented as a % of Dunkin’ U.S. sales. **Represented as a % of transactions. NAVIGATING BALANCE BETWEEN LOYALTY MEMBER RECRUITMENT AND MEANINGFUL ENGAGEMENT

Unparalleled Convenience: Restaurant Expansion

DD U.S. NET DEVELOPMENT One of the fastest-growing QSR brands by unit count in the U.S. 2019 Target 3-Year Target Low end of 200 – 250 net new units; 200 – 250 net new units annually majority will be NextGen design 90% of 2018 development outside of core markets 17

COMPELLING UNIT ECONOMICS DRIVING ACCELERATED GROWTH OUTSIDE OF CORE MARKETS 2016 NEW MARKET UNIT ECONOMICS • Restaurants in top developing markets, including FL, CA, GA, & TN • 90% of future growth outside of core markets • Top developing markets represent 60% of future growth AVERAGE INITIAL AVERAGE UNIT AVERAGE CASH-ON-CASH CAPEX (1) VOLUMES (2) BEVERAGE MIX: RETURNS (3) $450K – 550K $850K – 950K ~40% 20% - 25% Note: As of April 2018. Based on standalone, traditional Dunkin' Restaurants. Not disclosing specific markets for competitive reasons; these are the expected returns. (1) Number is rounded; represents the average initial capex for cohort (2) Number is rounded; represents the average unit volume for cohort (3) Number is rounded; represents the average cash-on-cash return for cohort

Restaurant Excellence

RESTAURANT EXCELLENCE IS CENTERED ON IMPROVING THE GUEST EXPERIENCE RESTAURANT SPEED OF SERVICE CREW TRAINING SIMPLIFICATION “GREAT COFFEE….FAST” 20

Brand Relevance

TRANSFORMATION UNDERWAY TO INCREASE BRAND RELEVANCE TRANSITION UNDERWAY DEBUTED DUNKIN’ U.S. UNVEILED NEW ESPRESSO PLATFORM FROM FOAM TO DOUBLE NEXTGEN STORE DESIGN BRAND IDENTITY RELAUNCH WALLED PAPER CUPS

KEY ENHANCEMENTS OF NEXTGEN STORE DESIGN AIMED AT IMPROVING GUEST AND CREW EXPERIENCE DEDICATED MOBILE ORDER FRONT-FACING BAKERY CASES TAP SYSTEM TO SERVE PICK-UP AREA PROMOTE IMPULSE PURCHASES ICED BEVERAGES OPENED 130 NEXTGEN RESTAURANTS IN 2018 ACROSS THE U.S. 23

Dunkin’ NextGen Restaurant Quincy, MA 24

Baskin-Robbins U.S.

PREMIUM PRODUCTS, PREMIUM EXPERIENCE Key initiatives include: • Improve guest experience to match premium products • Increase value offerings • Enhance convenience: • Digital in-store ordering • New ordering website • Home delivery with DoorDash • Expand testing of NextGen store design; 1st debuted in Fresno, CA in Q4 2018 26

International

INTERNATIONAL FOCUS ON STRATEGIC MARKETS AND LONG-TERM GROWTH OPPORTUNITIES ENHANCING IN-STORE EXPERIENCE ESTABLISHING STRONG GROWING NON-TRADITIONAL DELIVERY INFRASTRUCTURE AND CHANNEL TO INCREASE TRANSACTIONS TO INCREASE BRAND ACCESSIBILITY TO ENHANCE BRAND RELEVENCE & AND BUILD SALES AND CONVENIENCE OPTIMIZE BRAND PENETRATION 28

Financial Targets

2019 GUIDANCE

DUNKIN' U.S.

- **Low-single digit percent** comp store sales growth
- **Low end of 200-250 range** for net new unit openings
- **>$130 million** in systemwide sales for new units opened in 2019

BASKIN-ROBBINS U.S.

- **Low-single digit percent** comp store sales growth
- **~10** net unit closures

INTERNATIONAL

- **Flat** ice cream margin profit dollars compared to 2018
- **Flat** JV net income compared to 2018

FINANCIAL TARGETS

- **Low-to-mid single digit percent** revenue growth
- **Low-to-mid single digit percent** other revenue growth
- **Mid-to-high single digit percent** operating and adjusted operating income growth
- **Mid-single digit reduction** to G&A expense
- **28%** effective tax rate[1]
- **$2.74- $2.83** GAAP Diluted EPS
- **$2.94 - $2.99** Non-GAAP Diluted EPS
- **~84 million** full-year weighted-average shares outstanding
- **~$122 million** in net interest expense
- **~$40 million** in capital expenditures

DNKN

(1) Tax guidance excludes any potential future impact from material excess tax benefits in 2019.

LONG-TERM ANNUAL TARGETS (THROUGH 2021) FINANCIAL TARGETS • Low single digit percent comparable sales growth for Dunkin' U.S. • 200 - 250 net new units for Dunkin’ U.S. • Low-to-mid single digit percent revenue growth • Low single digit percent G&A expense growth (2020 and beyond) • Mid-to-high single digit percent operating and adjusted operating income growth

The “Perks” of Investing in .Reliable and diversified Dunkin’ Brands financial results .Asset-light, 100% franchised model .Strong free cash flow conversion